Exhibit 99.1

News Release

AppFolio, Inc. Announces Third Quarter 2017 Financial Results

SANTA BARBARA, Calif., November 6, 2017 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, today announced its financial results for the quarter ended September 30, 2017.

AppFolio's operating results for the third quarter 2017 are summarized in the tables accompanying this press release. The Company urges investors to review its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on February 27, 2017, as well as its more detailed third quarter 2017 results set forth on Form 10-Q, which was filed with the SEC on November 6, 2017. Both documents, together with other key SEC filings, are accessible on the Investor Relations page of AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment decision.

Financial Outlook
Based on information available as of November 6, 2017, AppFolio's outlook for fiscal year 2017 follows:

•	Full year revenue is expected to be in the range of $140 million to $141 million.

•	Diluted weighted average shares are expected to be approximately 35 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, November 6, 2017 at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

A live webcast of the call will be available at http://ir.appfolioinc.com, and it may also be accessed by dialing 844-579-6824 (Domestic), or 734-385-2616 (International). The conference ID is 97178163. A replay will be available at 855-859-2056 (Domestic) and 404-537-3406 (International) until the end of day November 8, 2017, and an archived webcast will be available for 12 months on the Company's website.

About AppFolio, Inc.
AppFolio provides comprehensive, easy-to-use, cloud-based business software solutions for small and medium-sized businesses in various vertical markets. Our products include cloud-based property management software (AppFolio Property Manager) and cloud-based legal practice management software (MyCase). The Company was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to our future or assumed revenues and weighted-average outstanding shares, as well as our future growth and success.

Forward-looking statements represent our management’s current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, which we filed with the SEC on February 27, 2017, as well as in our other filings with the SEC. You should read this press release with the understanding that our actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Stock Market, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	September 30, 2017	December 31, 2016
Assets
Current assets
Cash and cash equivalents	$14,781	$10,699
Investment securities—current	28,396	15,473
Accounts receivable, net	3,419	2,511
Prepaid expenses and other current assets	4,393	3,537
Total current assets	50,989	32,220
Investment securities—noncurrent	20,423	26,688
Property and equipment, net	7,005	7,077
Capitalized software, net	17,320	15,539
Goodwill	6,737	6,737
Intangible assets, net	2,054	3,105
Other assets	1,219	1,217
Total assets	$105,747	$92,583
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,164	$937
Accrued employee expenses	8,169	7,550
Accrued expenses	5,908	4,044
Deferred revenue	7,508	7,638
Other current liabilities	1,083	1,192
Total current liabilities	23,832	21,361
Other liabilities	1,238	1,540
Total liabilities	25,070	22,901
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding as of September 30, 2017 and December 31, 2016	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of September 30, 2017 and December 31, 2016; 14,494 and 11,691 shares issued and outstanding as of September 30, 2017 and December 31, 2016, respectively;	1	1
Class B common stock, $0.0001 par value, 50,000 shares authorized as of September 30, 2017 and December 31, 2016; 19,448 and 22,028 shares issued and outstanding as of September 30, 2017 and December 31, 2016, respectively;	3	3
Additional paid-in capital	150,520	146,692
Accumulated other comprehensive loss	(23)	(51)
Accumulated deficit	(69,824)	(76,963)
Total stockholders’ equity	80,677	69,682
Total liabilities and stockholders’ equity	$105,747	$92,583

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenue	$37,903	$28,162	$105,906	$77,576
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	14,053	11,645	40,747	33,387
Sales and marketing	7,257	6,979	21,556	22,097
Research and product development	4,367	3,464	11,998	9,531
General and administrative	5,405	4,642	15,310	12,580
Depreciation and amortization	3,237	2,636	9,347	7,112
Total costs and operating expenses	34,319	29,366	98,958	84,707
Income (loss) from operations	3,584	(1,204)	6,948	(7,131)
Other expense, net	(5)	(12)	(93)	(34)
Interest income, net	155	102	377	221
Income (loss) before provision for income taxes	3,734	(1,114)	7,232	(6,944)
Provision for income taxes	52	11	93	48
Net income (loss)	$3,682	$(1,125)	$7,139	$(6,992)

Net income (loss) per common share:
Basic	0.11	(0.03)	0.21	(0.21)
Diluted	0.10	(0.03)	0.20	(0.21)
Weighted average common shares outstanding:
Basic	33,905	33,600	33,817	33,529
Diluted	35,205	33,600	35,091	33,529

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$189	$138	$527	$321
Sales and marketing	186	124	516	296
Research and product development	173	109	471	264
General and administrative	1,040	918	2,790	1,963
Total stock-based compensation expense	$1,588	$1,289	$4,304	$2,844

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Cash from operating activities
Net income (loss)	$3,682	$(1,125)	$7,139	$(6,992)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,237	2,636	9,347	7,112
Purchased investment premium, net of amortization	82	90	(22)	185
Amortization of deferred financing costs	16	16	48	48
Loss on disposal of property and equipment	5	1	94	33
Stock-based compensation	1,588	1,289	4,304	2,844
Lease abandonment	—	101	—	161
Changes in operating assets and liabilities:
Accounts receivable	813	337	(908)	(659)
Prepaid expenses and other current assets	(644)	(157)	(856)	(804)
Other assets	(3)	(71)	(54)	(163)
Accounts payable	688	(538)	369	(1,109)
Accrued employee expenses	270	(1,050)	846	(144)
Accrued expenses	919	603	1,713	1,354
Deferred revenue	(529)	526	(130)	1,674
Other liabilities	(434)	(312)	(334)	1,183
Net cash provided by operating activities	9,690	2,346	21,556	4,723
Cash from investing activities
Purchases of property and equipment	(843)	(399)	(1,680)	(3,560)
Additions to capitalized software	(2,814)	(3,395)	(8,085)	(8,554)
Purchases of investment securities	(2,000)	(7,649)	(17,597)	(24,334)
Sales of investment securities	15	—	15	10,016
Maturities of investment securities	3,485	5,724	10,974	17,112
Purchases of intangible assets	—	(2)	(1)	(2)
Net cash used in investing activities	(2,157)	(5,721)	(16,374)	(9,322)
Cash from financing activities
Proceeds from stock option exercises	122	107	508	260
Tax withholding for net share settlement	(263)	(85)	(1,608)	(85)
Principal payments under capital lease obligations	—	(9)	—	(24)
Proceeds from issuance of debt	29	30	88	87
Principal payments on debt	(29)	(28)	(88)	(99)
Net cash provided by (used in) financing activities	(141)	15	(1,100)	139
Net increase (decrease) in cash and cash equivalents	7,392	(3,360)	4,082	(4,460)
Cash and cash equivalents
Beginning of period	7,389	10,963	10,699	12,063
End of period	$14,781	$7,603	$14,781	$7,603